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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     DECEMBER 28, 1998 (DECEMBER 22, 1998)

                               WORLD ACCESS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                          0-29782                       58-2398004
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(STATE OR OTHER            (COMMISSION FILE NUMBER)         (IRS EMPLOYER
JURISDICTION OF                                             IDENTIFICATION
INCORPORATION)                                              NUMBER)


945 E. PACES FERRY ROAD, SUITE 2200, ATLANTA, GEORGIA               30326
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (404) 231-2025
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a)  Previous Independent Accountants.

               (i) On December 22, 1998, World Access, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants.

               (ii) The reports of PWC on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

               (iii) The Company's Audit Committee and its Board of Directors participated in and approved the decision to change independent accountants.

               (iv) In connection with its audits for each of the two fiscal years in the period ended December 31, 1997 and through December 22, 1998, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC would have caused it to make reference thereto in its report on the Company's financial statements for such years.

               (v) During the two most recent fiscal years and through December 22, 1998, there have been no events of the kind listed in Item 304(a)(1)(v)) of Regulation S-K.

               (vi) The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 28, 1998, is filed as Exhibit 16 to this Form 8-K.

          (b)  New Independent Accounts.

               (i) The Company engaged Ernst & Young LLP ("E&Y") as its new independent accountants as of December 22, 1998.

               (ii) During the two most recent fiscal years and through December 22, 1998, the Company has not consulted with E&Y regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of the Regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) - (b).  Financial Statements and Pro Forma Financial Information.
                     None.

         (c) Exhibits. The following exhibit is filed herewith by direct transmission via "edgar."

                  16       Letter of PricewaterhouseCoopers LLP

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    WORLD ACCESS, INC.



                                    By:  /s/ MARTIN D. KIDDER
                                         --------------------------------------
                                             Martin D. Kidder
                                             Its Vice President and Controller



Dated as of December 28, 1998


























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